UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12
TRI-CONTINENTAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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225 Franklin Street

Boston, Massachusetts 02110

Toll-Free Telephone (800) 345-6611

Notice of Annual Meeting of Stockholders

to be held on April 19, 2017

To the Stockholders:

The 87th Annual Meeting of Stockholders (the “Meeting”) of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), will be held at The Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, on April 19, 2017, at 9 a.m., local time, for the following purposes:

(1)	To elect three Directors, each to hold office until the 2020 Annual Meeting of Stockholders, and all until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on February 28, 2017 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson LLC, the Corporation’s proxy solicitor, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, or by telephone at 1-800-868-1390.

By order of the Board of Directors,

Ryan C. Larrenaga

Secretary

Dated: Boston, MA, March 8, 2017

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card.

March 8, 2017

225 Franklin Street

Boston, Massachusetts 02110

PROXY STATEMENT

Annual Meeting of Stockholders to be held on April 19, 2017

This Proxy Statement is furnished to you in connection with the solicitation of proxies by Tri-Continental Corporation, a Maryland corporation (“Tri-Continental” or the “Corporation”), to be used at the 87th Annual Meeting of Stockholders (the “Meeting”) to be held at The Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, on April 19, 2017 at 9 a.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about March 13, 2017.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Corporation prior to the Meeting, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary) by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on February 28, 2017 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the “Preferred Stock”), each share being entitled to two votes, and 56,701,324 shares of common stock, par value $0.50 (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the vote.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the

Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Corporation. Columbia Management is also responsible for overseeing the administrative operations of the Corporation, including the general supervision of the Corporation’s operations, the coordination of the Corporation’s service providers and the provision of related clerical and administrative services to the Corporation. Columbia Management is located at 225 Franklin Street, Boston, Massachusetts 02110, and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Columbia Management Investment Services Corp. (“CMIS”) serves as the Corporation’s stockholder servicing agent. CMIS is an affiliate of Columbia Management. The principal address of CMIS is 225 Franklin Street, Boston, Massachusetts 02110. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-345-6611.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to CMIS at Tri-Continental Corporation, P.O. Box 8099 Boston, Massachusetts 02266-8099 or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact the Corporation at 1-800-345-6611. If you maintain your Corporation account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

Proposal 1

Election of Directors

The Corporation’s Stockholders elect members of the Corporation’s Board of Directors (the “Board”) that oversee the Corporation’s operations. The Board is presently comprised of nine Directors. Under the current Board policy, Directors not affiliated with the Manager generally serve until the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board. The Board is divided into three classes, each of which currently consists of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires each year.

At the Meeting, three Directors are to be elected. Mses. Patricia M. Flynn and Catherine James Paglia and Mr. William A. Hawkins have been unanimously recommended by the Board Governance Committee of the Board and by the Board for election to their respective class until the expiration of their term (2020), and when their successors are elected and qualify. It is anticipated that Mr. Hawkins, pursuant to the Board’s current retirement policy, will retire at the end of 2017 from the Board as well as the boards of directors/trustees of the other Columbia Funds. The holders of the Corporation’s Common Stock and Preferred Stock vote together as a single class on the election of directors.

It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Flynn and Paglia and Mr. Hawkins. Mses. Flynn and Paglia were last elected by Stockholders at the 2014 Annual Meeting and Mr. Hawkins was last elected by Stockholders at the 2015 Annual Meeting. Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board recommend.

Background information regarding Mses. Flynn and Paglia and Mr. Hawkins, as well as the other Directors of the Corporation, follows. Each member, except Mr. Truscott, currently oversees 126 portfolios in the Columbia Funds Complex managed by Columbia Management, including the Corporation; Mr. Truscott oversees 186 portfolios.

Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Independent Director Nominees

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1950	2017-2020; Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010	Audit, Contracts, Investment Review

William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1942	2017-2020; Chair of the Board since November 2015; Director since March 2015	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds) 2005-2015	Audit, Board Governance, Contracts, Executive, Investment Review

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1952	2017-2020; Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)	Board Governance, Compliance, Contracts, Executive, Investment Review

Other Directors

The other Directors of the Corporation who are not standing for election in 2017 are:

Name, Address, Year of Birth	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Independent Directors

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1954	2015-2018; Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1954	2015-2018; Director since November 2008	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996	Audit, Board Governance, Contracts, Executive, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Memberships

William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1943	2016-2019 Director since January 2014; Chair of the Board from January 2014 through November 2015	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg, Inc. since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016	Compliance, Contracts, Executive, Investment Review

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1947	2016-2019; Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016	Compliance, Contracts, Investment Review

Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX 32-05228 Boston, MA 02110 1944	2015-2018 Director since November 2008	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1997-2000; President and CEO, Cambridge Biotechnology Corporation, 1995-1997; President and CEO, Mitotix Inc., 1993-1994	Trustee to other Columbia Funds since 2002; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor) 2001-2006; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016	Audit, Board Governance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Present or Past (within past 5 years) Other Directorships	Committee Memberships
Interested Director*

William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	2016-2019; Director and Senior Vice President since November 2008	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of Columbia Management or Ameriprise Financial.

Beneficial Ownership of Shares of the Corporation and Columbia Funds Complex

As of December 31, 2016, each Director (and Nominee) beneficially owned shares of the Corporation and other investment companies in the Columbia Funds Complex as follows:

Name of Director/Nominee	Dollar Range of Equity Securities Owned by Director or Nominee of the Corporation	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director or Nominee of Columbia Funds Complex
Independent Directors/Nominees
Kathleen Blatz	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	Over $100,000(a)
William P. Carmichael	$1-$10,000	Over $100,000(a)
Patricia M. Flynn	Over $100,000	Over $100,000(a)
William A. Hawkins	$1-$10,000	Over $100,000(a)
Catherine James Paglia	$1-$10,000	Over $100,000(a)
Minor M. Shaw(b)	$1-$10,000	Over $100,000(a)
Alison Taunton-Rigby	$1-$10,000	Over $100,000(a)

Interested Director
William F. Truscott	$50,000-$100,000	Over $100,000(c)

(a)

Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Director as specified by the Director.

(b)

Additionally, Ms. Shaw invested in a Section 529 Plan managed by the Manager that allocates assets to various open-end funds, including Columbia Funds. The amount shown in the table above includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

(c)	Includes notional investments through a deferred compensation account. Mr. Truscott’s deferred compensation plan is separate from that of the independent Directors.

As of December 31, 2016, the Directors and officers of the Corporation as a group beneficially owned less than 1% of the Corporation’s Common Stock, and did not own shares of the Corporation’s Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Due to administrative oversight, a Form 3 for Mr. Anthony Haugen (Vice President and Chief Financial Officer of the Manager) required to be filed in November 2016 was filed late.

Responsibilities of Board with respect to Management of the Corporation

The Board is chaired by an independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Corporation-related matters with the Corporation’s Chief Compliance Officer (“CCO”), counsel to the Independent Directors, and representatives of the Corporation’s service providers.

The Board initially approves an investment management services agreement and other contracts with the Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, stockholder services, marketing, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Manager is responsible for day-to-day management and administration of the Corporation and management of the risks that arise from the Corporation’s investments and operations. The Board’s oversight of the Manager and other service providers in the operation of the Corporation includes oversight with respect to various risk management functions. The Corporation is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and other service providers (depending on the nature of the risk) who carry out the Corporation’s investment management and business affairs. Each of the Manager and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Corporation and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Corporation, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Manager, the independent registered public accounting firm for the Corporation, and internal auditors for the Manager or its affiliates, as appropriate, regarding risks faced by the Corporation and relevant risk functions. The Board also meets periodically with the Corporation’s CCO, to receive reports regarding the compliance of the Corporation and its principal service providers with the federal securities laws and its internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Corporation’s performance, and meets periodically with the portfolio managers of the Corporation to receive reports regarding the management of the Corporation, including various investment risks. As part of the Board’s periodic review of the Corporation’s advisory and other service provider agreements, as applicable, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to address compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. The Board met eight times during the year ended December 31, 2016.

The Board recognizes that not all risks that may affect the Corporation can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Corporation’s investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Director Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Director should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Directors; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director, the individual’s substantial professional accomplishments and experience were a significant factor in the determination that, in light of the business and structure of the Corporation, the individual should serve as a Director. Following is a summary of each Director’s particular professional experience and additional considerations that contributed to or support the Board’s conclusion that an individual should serve as a Director:

Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 Companies to investigate issues relating to cyber-security and stock options. She serves on the boards of directors of BlueCross BlueShield of Minnesota as well as several non-profit organizations.

Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. She also has experience on other boards of directors of non-profit organizations including the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and Chair of the Human Resources Committee.

William P. Carmichael – Prior to forming The Succession Fund more than 15 years ago, Mr. Carmichael, a Certified Public Accountant and attorney, had 4 years of experience with Price Waterhouse (now PricewaterhouseCoopers LLP) and 21 years of experience in various financial positions with global consumer product companies, including: Senior Vice President of Sara Lee Corporation and Senior Vice President and Chief Financial Officer of Beatrice Foods Company. He has been Treasurer and Chairman of the Investment Committee for the Indiana University Foundation, and has been an adjunct professor of finance for the I.U. Kelley School of Business. Mr. Carmichael has also been a member of the board and the Investment Committee of the Virginia Law School Foundation, and has served on numerous public company boards. His experience covers strategic planning, corporate governance and multiple financial functions, including investments.

Patricia M. Flynn – Dr. Flynn is a Trustee Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.

William A. Hawkins – Mr. Hawkins has been a Managing Director of Overton Partners, a financial consulting firm for over 15 years. He has over thirty years of executive level experience in the banking and financial services industry, including serving as President and Chief Executive Officer of California General Bank, N.A., President of IndyMac Bancorp and President and Chief Operating Officer of American General Bank, FSB. He also served as Chief Executive Officer and President of Griffin Financial Services of America Inc., an asset management firm. He also has experience on other boards of directors, including boards of other investment companies. He is a Certified Financial Planner and a Chartered Property and Casualty Underwriter.

Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as a Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.

Minor M. Shaw – Ms. Shaw is President of Micco, LLC, a private investment company, and past president of Micco Corporation and Mickel Investment Group. She is chairman of the Daniel-Mickel Foundation and The Duke

Endowment. She currently serves as chairman of the Greenville-Spartanburg Airport Commission. She holds numerous civic and business board memberships and is a past chair of Wofford College Board of Trustees. Ms. Shaw serves on the board of BlueCross BlueShield of South Carolina and on the advisory board of Duke Energy Corp. She has also served on the boards of Citizens & Southern Bank of SC, Interstate Johnson Lane and Piedmont Natural Gas.

Alison Taunton-Rigby – Dr. Taunton-Rigby has been a senior executive in the healthcare industry for over 30 years. She was Founder, President and Chief Executive Officer of RiboNovix, Inc. and President and Chief Executive Officer of Aquila Biopharmaceuticals, Inc., Cambridge Biotech Corporation and Mitotix Inc. Prior to this, she served in senior management positions at Genzyme Corporation, Arthur D. Little Inc., Vivotech Inc., Biogen, Inc. and Collaborative Research, Inc. She has been awarded the OBE (Officer of the Order of the British Empire) by Queen Elizabeth II for her work as a leader in the research, development and promotion of biotechnology. She currently serves as a director of ICI Mutual Insurance Company, Blumont/IRD, Mount Ida College and Boston Children’s Hospital, and serves on a number of Advisory Boards.

William F. Truscott – Mr. Truscott has served on the Board of Directors/Trustees of various Columbia funds since 2001. He has served as Chairman of the Board of the Manager since May 2010 and since February 2012 has served as its President. From 2001 to April 2010, Mr. Truscott served as the President, Chairman of the Board and Chief Investment Officer of the Manager. He has served as Director of Columbia Management Investment Distributors, Inc. (the distributor of the open-end funds (other than the Columbia ETFs) in the Columbia Family of Funds) since May 2010 and since February 2012 has served as its Chief Executive Officer. The Board has concluded that having a senior member of the Manager serve on the Board can facilitate increased access to information regarding the Manager for the independent Directors, which is the Corporation’s most significant service provider.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of independent Directors. The table above providing background on each Director also includes their respective committee assignments. The duties of these committees are described below.

Mr. Hawkins, as Chair of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee.    Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by Stockholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Corporation and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.

To be considered as a candidate for Director, recommendations must include a curriculum vitae and be mailed to William A. Hawkins, Chair of the Board, Columbia Family of Funds, 225 Franklin Street, Mail Drop BX 32-05228, Boston, MA 02110. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at a meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

Stockholders who wish to submit a candidate for nomination directly to the Corporation’s Stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website www.columbiathreadneedleus.com.

The committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each independent Director. The committee held ten meetings during the year ended December 31, 2016.

Compliance Committee.    Supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Directors to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Directors on a regular basis to discuss compliance matters. The committee held five meetings during the year ended December 31, 2016.

Contracts Committee.    Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Directors, the Corporation’s management contract to assist the Directors in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held six meetings during the year ended December 31, 2016.

Executive Committee.    Acts, as needed, for the Board between meetings of the Board. The committee did not hold any meetings during the year ended December 31, 2016.

Investment Review Committee.    Reviews and oversees the management of the Corporation’s assets. Considers portfolio management policies and strategies; investment performance; risk management techniques; and securities trading. The committee held five meetings during the year ended December 31, 2016.

Audit Committee.    Oversees the accounting and financial reporting processes of the Corporation and its internal controls over financial reporting. Oversees the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the

Corporation’s risks by, among other things, meeting with the Corporation’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Corporation’s Disclosure Controls and Procedures. This committee acts as a liaison between the independent auditors and the full Board and must prepare an audit committee report. This committee operates pursuant to a written charter, a copy of which is available at www.columbiathreadneedleus.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 15, 2017, is attached to this Proxy Statement as Appendix 1. The committee held seven meetings during the year ended December 31, 2016.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Columbia Family of Funds, 225 Franklin Street, Mail Drop BX 32-05228, Boston, MA 02110, addressed to the individual Director.

Executive Officers of the Corporation

Information with respect to Executive Officers, other than Mr. Truscott who is a Senior Vice President, is as follows:

Name, Address, Year of Birth	Position with Corporation and Length of Time Served*	Principal Occupation During Last Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 — December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 — January 2017 and January 2013 — January 2017, respectively; and Chief Counsel, January 2010 — January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 — 2013).

Name, Address, Year of Birth	Position with Corporation and Length of Time Served*	Principal Occupation During Last Five Years

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 — 2016).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

Total Directors’ fees paid by the Corporation to the current independent Directors for the year ended December 31, 2016 were as follows:

Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
8	Director and Member of Committees and Sub-Committees	$52,145

The attendance, retainer, committee and/or sub-committee fees paid to a current Director of the Corporation and from all funds in the Columbia Funds Complex (in their capacity as director/trustee of such funds) during the year ended December 31, 2016 was as follows:

Name	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From Corporation and Columbia Funds Complex(a)
Kathleen Blatz	$6,726	0	$320,000
Pamela G. Carlton	6,726	0	320,000
William P. Carmichael	6,726	0	295,000
Patricia M. Flynn(b)	6,726	0	290,000
William A. Hawkins(b)	5,063	0	410,000
Catherine James Paglia(b)	6,726	0	320,000
Leroy Richie(c)	3,372	0	285,000
Minor M. Shaw(b)(d)	3,354	0	290,000
Alison Taunton-Rigby(b)	6,726	0	305,000

(a)

For the year ended December 31, 2016, there were 126 portfolios in the Columbia Funds Complex, including the Corporation, overseen by the Directors, except for Mr. Truscott, who oversaw 186 portfolios.

(b)

Ms. Flynn, Mr. Hawkins, Ms. Paglia, Ms. Shaw and Ms. Taunton-Rigby elected to defer a portion of the total compensation from the Corporation payable during the period in the amount of $6,726, $1,687, $3,363, $1,677 and $6,726 respectively.

(c)	Mr. Richie served as a Director until April 18, 2016, and stopped receiving compensation from the Corporation and the Columbia Funds Complex as of such date.

(d)	Ms. Shaw became a Director effective April 18, 2016; prior thereto (and during 2016) Ms. Shaw served as a trustee to other funds in the Columbia Funds Complex.

No compensation is paid by the Corporation or other funds in the Columbia Funds Complex to Directors or officers of the Corporation or other funds in the Columbia Funds Complex, as applicable, who are employees or officers of the Manager or its affiliates.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to set their compensation from the Columbia Funds Complex at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers), which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a higher level than the other independent Board members.

The independent Board members, other than the Board Chairman, are paid an annual retainer of $205,000 with respect to all funds in the Columbia Funds Complex overseen by them, $10,000 of which is allocated from the Corporation and one other closed-end fund (collectively, the “Closed-End Funds”) based, in part, on the relative assets of the Closed-End Funds. The independent Directors also receive the following compensation from funds in the Columbia Funds Complex other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day for in-person Board meetings and $2,500 per day for in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $425,000, of which $10,000 is allocated from the Closed-End Funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more of the funds in the Columbia Funds Complex, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.

The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Election of Each of the Nominees to Serve as Director of the Corporation.

Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

On February 15, 2017, the Audit Committee of the Board of Directors recommended and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to serve as auditors of the Corporation for 2017. PwC began service as the Corporation’s independent registered public accounting firm effective in the third quarter of 2012.

Neither the Corporation’s Charter nor its Bylaws require that Stockholders ratify the selection of PwC as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PwC, but may determine to nonetheless continue to retain PwC. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. It is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of PwC. A representative of PwC will be in attendance at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

As the Corporation’s independent accountant, PwC must meet regulatory requirements relating to independence, including the SEC’s auditor independence rules which prohibit accounting firms from having certain financial relationships with their audit clients and affiliated entities. Specifically, as interpreted by SEC staff, under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the Loan Rule), an accounting firm would not be considered independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” PwC has advised the Audit Committee of the Board that PwC and certain of its affiliates have loans from lenders who are also record owners of more than 10% of the shares issued by several funds in the Columbia Funds Complex or certain other entities within the Ameriprise Financial investment company complex; however, management is not aware of any such lenders having an ownership interest in the Corporation of more than 10% of its outstanding shares.

On June 20, 2016, the SEC staff issued a “no-action” letter (the Loan Rule No-Action Letter) confirming that it would not recommend that the SEC commence enforcement action against a fund that continues to fulfill its regulatory requirements under the federal securities laws by using audit services performed by an audit firm that is not in compliance with the Loan Rule, provided that: (1) the audit firm has complied with Public Company Accounting Oversight Board (PCAOB) Rule 3526(b)(1) and 3526(b)(2) or, with respect to any fund or entity to which Rule 3526 does not apply, has provided substantially equivalent communications; (2) the audit firm’s non-compliance under the Loan Rule is limited to certain lending relationships; and (3) notwithstanding such non-compliance, the audit firm has concluded that it is objective and impartial with respect to the issues encompassed within its engagement. Although the Loan Rule No-Action Letter was issued to one fund complex, it is generally available to other fund complexes. The SEC staff stated that the relief under the Loan Rule No-Action Letter is temporary and will expire 18 months after the issuance of the letter.

After evaluating the facts and circumstances related to the Loan Rule and PwC’s lending relationships, PwC advised the Audit Committee of the Board that (1) PwC is independent with respect to the Corporation, within the meaning of PCAOB Rule 3520, (2) PwC has concluded that it is objective and impartial with respect to the issues encompassed within its engagement, including the audit of the Corporation’s financial statements, and (3) PwC believes that it can continue to serve as the Corporation’s independent registered public accounting firm. Furthermore, based on its knowledge and analyses of the facts and circumstances, PwC has confirmed that it is not aware of any facts that would preclude reliance by the Corporation on the Loan Rule No-Action Letter. It is the Corporation’s understanding that issues under the Loan Rule affect other major accounting firms and many other investment company complexes. It is anticipated that an ultimate resolution of the issues under the Loan Rule will be achieved; however, if PwC were determined not to be independent or the Corporation were unable to rely on the Loan Rule No-Action Letter or some form of exemptive relief, among other things, the financial statements audited by PwC may have to be audited by another independent registered public accounting firm and the Fund could incur additional expense and other burdens on its operations.

PwC has audited the 2016 annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. PwC has also rendered audit and non-audit services to the Manager and other entities controlling, controlled by, or under common control with the Manager (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by PwC to the Corporation of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Unless otherwise indicated, aggregate fees billed to the Corporation for professional services provided to the Corporation for 2016 and 2015 by PwC were as follows:

	2016	2015
AUDIT FEES*	$37,250	$37,000
AUDIT-RELATED FEES*	400	400
TAX FEES*	4,335	3,710
ALL OTHER FEES*	—	—

*	100% of the services performed during 2016 and 2015 were pre-approved by the Audit Committee.

Audit fees include amounts related to the audit of the Corporation’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are for audit-related services related to the Corporation’s semi-annual financial statements. Tax fees include amounts related to tax compliance services rendered for the Corporation.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Corporation by PwC. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Corporation and such services are directly related to the operations and financial reporting of the Corporation. Amounts pre-approved for such services were $225,000 in 2016 and $225,000 in 2015 for audit related services that primarily consist of internal controls reviews. The Audit Committee pre-approves permitted services at each regularly scheduled meeting, as needed. In instances where a permitted service requires pre-approval prior to a regularly scheduled meeting, pre-approval authority is delegated to Ms. Carlton (the Committee Chair). Any such pre-approval decision is reported to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PwC as independent registered public accounting firm for the Corporation.

Your Board of Directors Unanimously Recommends that the Stockholders Vote

FOR

the Ratification of the Selection of PricewaterhouseCoopers LLP as

Independent Registered Public Accounting Firm for the Corporation.

Other Matters

The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than November 8, 2017. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than October 9, 2017 and no later than 5:00 P.M., Eastern time, November 8, 2017 to be eligible for presentation at the 2018 Annual Meeting. The Corporation’s Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

Expenses

The Corporation will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or via telephone or the internet by Directors, officers and employees of the Corporation, the Manager, Columbia Management Investment Distributors, Inc. and CMIS, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, to assist in soliciting proxies for a fee of $10,000, plus expenses.

By order of the Board of Directors,

Ryan C. Larrenaga
Secretary

It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Tri-Continental Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

TRI-CONTINENTAL CORPORATION

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Corporation’s Board of Directors (“Board”) at a November 2016 meeting. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Corporation and its internal control over financial reporting; (ii) to oversee or assist Board oversight of the quality and integrity of the Corporation’s financial statements and the independent audits thereof; (iii) to oversee or assist Board oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Corporation’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to furnish this report. Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Corporation. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Corporation’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Corporation is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Corporation and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommends the inclusion of the audited financial statements of the Corporation in the Corporation’s annual report to Stockholders for the most recent fiscal period.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Pamela G. Carlton

Patricia M. Flynn

William A. Hawkins

Alison Taunton-Rigby

As approved on February 15, 2017

Managed by

COLUMBIA MANAGEMENT

INVESTMENT ADVISERS, LLC,

A WHOLLY OWNED SUBSIDIARY OF

AMERIPRISE FINANCIAL, INC.

PXY240_12_002_(03/17)

Notice of Annual Meeting of Stockholders and Proxy Statement

April 19, 2017 9 a.m.

The Marquette Hotel 710 S. Marquette Avenue Minneapolis, MN 55402

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
710 S. Marquette Avenue
Minneapolis, MN 55402
on April 19, 2017

Please detach at perforation before mailing.

TRI-CONTINENTAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2017

The undersigned stockholder of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), hereby appoints William A. Hawkins, Ryan C. Larrenaga, Christopher O. Petersen, Paul B. Goucher and Joseph D’Alessandro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments or postponements thereof (the “Meeting”), to be held at 9 a.m., local time, on April 19, 2017, at The Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

TY_28561-030617

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 19, 2017.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/col-28561

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES (PROPOSAL 1) AND “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CORPORATION (PROPOSAL 2), EACH AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals						FOR	WITHHOLD	FOR ALL
1.	To elect three Directors:						ALL	ALL	EXCEPT

	01.	Patricia M. Flynn	02.	Catherine James Paglia	03.	William A. Hawkins	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

							FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm.						☐	☐	☐

3.

To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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